UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2024

Eagle Materials Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-12984	75-2520779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5960 Berkshire Ln., Suite 900
Dallas, Texas	75225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EXP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 24, 2024, the Compensation Committee, as part of its annual compensation review, approved long-term incentive equity awards under the Eagle Materials Inc. 2023 Equity Incentive Plan to a group of the Company’s officers, including some of its named executive officers. The awards are comprised of performance-vesting restricted stock units (“PSUs”) and time-vesting restricted stock units (“RSUs”). Michael R. Haack, President and Chief Executive Officer; D. Craig Kesler, Executive Vice President – Finance and Administration and Chief Financial Officer; Matt Newby, Executive Vice President, General Counsel and Secretary, Eric Cribbs, President – American Gypsum Company, and Tony Thompson, Senior Vice President – Cement East, were granted PSUs and RSUs as a part of this award.

In order for the PSUs to be earned, the Company must achieve performance vesting criteria based on the Company’s average annual return on equity measured at the end fiscal 2027 (three-year performance period), as modified based on the Company’s average absolute total stockholder return during the performance period. Threshold performance will result in a vesting percentage of 50% of target and maximum performance will result in a vesting percentage of 200% of target. Earned PSUs will be paid in shares of Common Stock promptly following the performance certification date. During the performance period, the PSUs will accrue dividend-equivalent restricted stock units, which will be paid in shares of Common Stock with respect to any earned PSUs.

The RSUs will vest ratably in three installments on the first anniversary of the date of award; on March 31, 2026; and on March 31, 2027. RSUs will be paid in shares of Common Stock promptly following a vesting date. During the vesting period, the RSUs will accrue dividend-equivalent restricted stock units, which will be paid in shares of Common Stock with respect to any vested RSUs.

The following table shows the equity awards granted to Messrs. Haack, Kesler, Newby, Cribbs and Thompson effective May 24, 2024:

Name	Target Value of Equity Awards(1) ($)	Target PSUs(2) (#)	RSUs (#)
Michael R. Haack	5,650,000	11,857	11,857
D. Craig Kesler	1,350,000	2,833	2,833
Matt Newby	850,000	1,784	1,784
Eric Cribbs	650,000	1,364	1,364
Tony Thompson	450,000	945	945

(1)	Half of the target value is allocated to PSUs and half of the target value is allocated to RSUs.
(2)

Assumes achievement of the target level of performance conditions. The following reflects the PSUs assuming the highest level of performance conditions (i.e., the maximum PSUs payable): Mr. Haack – 23,714 PSUs; Mr. Kesler – 5,666 PSUs; Mr. Newby – 3,568 PSUs; Mr. Cribbs – 2,728 PSUs; and Mr. Thompson – 1,890 PSUs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ Matt Newby
Matt Newby
Executive Vice President, General Counsel and Secretary

Date: May 31, 2024